UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
August 5, 2026
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

Grand Duchy of Luxembourg	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Place de la Gare,	L-1616	Luxembourg	L-1616
Grand Duchy of Luxembourg
(Address of principal executive offices)			(Zip Code)
+352 27866850
Registrant’s telephone number, including area code
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 1.01	Entry into a Material Definitive Agreement.
On August 5, 2026, Criteo S.A., a public limited liability company (société anonyme) incorporated and existing under the laws of the Grand Duchy of Luxembourg (“Lux Criteo”), entered into the Agreement and Plan of Merger (the “Merger Agreement”) and the Common Draft Terms of Cross-Border Merger (the “Draft Terms”), in each case, with Criteo Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Lux Criteo (“U.S. Criteo”), pursuant to which, on the terms and subject to the conditions set forth therein, Lux Criteo will merge with and into U.S. Criteo (the “U.S. Merger”), with U.S. Criteo surviving the U.S. Merger.
Pursuant to the Merger Agreement and the Draft Terms, in connection with the U.S. Merger, at 12:00:01 a.m., New York City time, on January 1, 2027, unless another date or time or place is agreed to by the respective boards of directors of Lux Criteo and U.S. Criteo or their respective duly appointed representatives (the “Effective Time”):
(A)Lux Criteo will be merged with and into U.S. Criteo, whereupon Lux Criteo will cease to exist by way of dissolution without liquidation, and U.S. Criteo will continue as the surviving corporation;
(B)all of the assets, property, rights, privileges, powers and franchises of Lux Criteo immediately before the Effective Time will vest in, and become the assets, property, rights, privileges, powers and franchises of, U.S. Criteo as the surviving corporation;
(C)the debts, liabilities and duties of Lux Criteo will become the debts, liabilities and duties of U.S. Criteo as the surviving corporation;
(D)each ordinary share of Lux Criteo issued and outstanding immediately prior to the Effective Time (other than any shares held in treasury of Lux Criteo (the “Treasury Shares”)) will automatically be cancelled, and U.S. Criteo will issue the holder thereof in exchange therefor shares of its common stock on a one-to-one basis, in each case without interest and net of any applicable withholding taxes;
(E)the Treasury Shares and the shares of common stock of U.S. Criteo issued and outstanding immediately prior to the Effective Time (all of which are held by Lux Criteo) will be cancelled;
(F)each right and obligation under the equity-based benefit and compensation plans and programs, grant letters and agreements of Lux Criteo providing for the grant or award of warrants, time-based restricted stock units or performance-based restricted stock units, including the Amended and Restated 2015 Time-Based Restricted Stock Units Plan and the Amended and Restated 2015 Performance-Based Restricted Stock Units Plan, will be assumed by U.S. Criteo as the surviving corporation and will be converted into a corresponding equity award with respect to common stock of U.S. Criteo as the surviving corporation on a one-to-one basis;
(G)the certificate of incorporation and the bylaws of U.S. Criteo as the surviving corporation will be amended and restated in their entirety; and
(H)the directors and officers of Lux Criteo immediately prior to the Effective Time, from and after the Effective Time, will be the directors and officers of U.S. Criteo as the surviving corporation, respectively, and will hold office until their respective successors are duly elected and qualified, or their earlier death, incapacitation, retirement, resignation or removal.
Under the Merger Agreement and the Draft Terms, the U.S. Merger is subject to the satisfaction or, to the extent permitted by applicable law, waiver by the respective boards of directors of Lux Criteo and U.S. Criteo or their respective duly appointed representatives of the following conditions:
▪approval by the requisite vote of shareholders;
▪the Registration Statement on Form S-4 that includes a proxy statement / prospectus becoming effective in accordance with the Securities Act of 1933, as amended (the “Securities Act”), and no stop order suspending its effectiveness being in effect;

▪no applicable law or order making the U.S. Merger or related transactions illegal or injunction preventing its consummation is in effect, and neither Lux Criteo nor U.S. Criteo being subject to any decree, order or injunction that prohibits the consummation of the Merger or related transactions;
▪the common stock of U.S. Criteo being approved for listing on a nationally recognized U.S. securities exchange mutually selected by Lux Criteo and U.S. Criteo, subject to any applicable official notice of issuance; and
▪other than the filing of the certificate of merger and enactment of the acknowledgment (constat) deed by a Luxembourg notary acknowledging the satisfaction or waiver of the conditions precedent to the Merger, all material consents and authorizations of, filings or registrations with, and notices to, any governmental or regulatory authority required to consummate the Merger, having been obtained or made.
Lux Criteo and U.S. Criteo may mutually decide to terminate the Merger Agreement and abandon the Merger at any time prior to the Effective Time.
The foregoing description of the Merger Agreement and the Draft Terms, and of the transactions contemplated thereby, does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement and the Draft Terms, which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are each incorporated by reference herein

ITEM 8.01	Other Events.
On August 5, 2026, U.S. Criteo filed with the U.S. Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 in connection with the Merger.
Disclaimers.
Forward-Looking Statements
This report contains certain forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include statements with respect to the U.S. Merger and our financial condition, results of operations, cash flows, plans, objectives, future performance and business and the assumptions underlying such statements. By way of illustration, words such as “anticipate”, “believe”, “expect”, “intend”, “estimate”, “project”, “will”, “should”, “could”, “may”, “predict” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. We base forward-looking statements on our current assumptions, expectations, estimates and projections about us and the markets that we serve in light of our industry experience, as well as our perception of historical trends, current conditions, expected future developments and other factors that we believe are appropriate under the circumstances. Forward-looking statements are not guarantees of future performance and involve risks, uncertainties, estimates and assumptions that are difficult to predict and often outside of our control. Therefore, actual outcomes and results may differ materially from those expressed in forward-looking statements. These forward-looking statements are subject to risks, uncertainties and other factors, including, among others: failure to obtain the required shareholder vote to adopt the proposals needed to complete the U.S. Merger; failure to satisfy any of the other conditions to the U.S. Merger; the U.S. Merger not being completed; the impact or outcome of any legal proceedings or regulatory actions that may be instituted against us in connection with the U.S. Merger; failure to list our common stock on NYSE following the U.S. Merger or maintain our listing thereafter; inability to take advantage of the potential strategic opportunities provided by, and realize the potential benefits of, the U.S. Merger; the disruption of current plans and operations; the disruption to our relationships, including with employees, landowners, suppliers, lenders, partners, governments and shareholders; the future financial performance of Lux Criteo or U.S. Criteo, including our anticipated growth rate and market opportunity; changes in shareholders’ rights as a result of the U.S. Merger; difficulty in adapting to operating under the laws of Luxembourg or the United States; the delay or abandonment of the U.S. Merger; costs or taxes related to the U.S. Merger; changes in general political, economic and competitive conditions and specific market conditions; adverse changes in the marketing industry; changes in applicable laws or accounting practices; failure related to our technology and our ability to innovate and respond to changes in technology; uncertainty regarding our ability to access a consistent supply of internet display advertising inventory and expand access to such inventory; investments in new business opportunities and the timing of these investments; whether the projected benefits of strategic transactions materialize as expected; uncertainty regarding our international operations and expansion, including related to changes in a specific country’s or region’s political or economic conditions or policies (such as changes in or new tariffs); the impact of competition; uncertainty regarding legislative, regulatory or self-regulatory developments regarding data privacy matters and the impact of efforts by other participants in our industry to comply therewith; our ability to obtain and utilize certain data as a result of consumer concerns regarding data collection and sharing, as well as potential limitations in accessing data from third parties; failure to enhance our brand cost-effectively; recent growth rates not being indicative of future growth; our ability to manage growth, potential fluctuations in operating results; our ability to grow our base of clients; risks related to future opportunities and plans, including the uncertainty of expected future financial performance and results; and those risks detailed from time-to-time under the caption “Risk Factors” and elsewhere in Lux Criteo’s and U.S. Criteo’s filings with the SEC and reports, including Lux Criteo’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as amended, subsequent Quarterly Reports on Form 10-Q and the Registration Statement on Form S-4 filed by U.S. Criteo in connection with the U.S. Merger, as well as future filings and reports by Lux Criteo and U.S. Criteo. As a result of these and other factors, no assurance can be given as to our future results and achievements. Accordingly, a forward-looking statement is neither a prediction nor a guarantee of future events or circumstances and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. We are under no obligation, and we expressly disclaim any obligation, to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise.
Additional Information and Where to Find It
In connection with the U.S. Merger, U.S. Criteo filed a Registration Statement on Form S-4 with the SEC that includes a preliminary proxy statement for a special meeting of Lux Criteo’s shareholders to approve the U.S. Merger and related proposals and also constitutes a preliminary prospectus of U.S. Criteo. After the Registration Statement on Form S-4 is declared effective, the definitive proxy statement / prospectus and other relevant documents will be made available to Lux Criteo’s shareholders as of the record date established for voting on the U.S. Merger and related proposals as will be set forth in the proxy statement / prospectus. Lux Criteo and U.S. Criteo may also file other relevant documents with the SEC regarding the U.S. Merger. This report is not a substitute for the Registration Statement on Form S-4, the proxy statement / prospectus or any other document that Lux Criteo or U.S. Criteo may file with the SEC with respect to the U.S. Merger (in each case, if and when available). The definitive proxy statement / prospectus will be made available to Lux Criteo’s shareholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE PROXY STATEMENT / PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT LUX CRITEO, U.S. CRITEO AND THE U.S. MERGER.
Shareholders will be able to obtain copies of these materials (if and when they are available) and other documents containing important information about Lux Criteo, U.S. Criteo and the U.S. Merger, once such documents are filed with the SEC, free of charge through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Lux Criteo are made available free of charge on Lux Criteo’s investor relations website at criteo.investorroom.com.
No Offer or Solicitation
This report is for informational purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the U.S. Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law.

Participants in the Solicitation
Lux Criteo and its directors and certain of its executive officers and other employees may be deemed to be participants in the solicitation of proxies from Lux Criteo’s shareholders in connection with the U.S. Merger. Information about Lux Criteo’s directors and executive officers is set forth in the proxy statement for Lux Criteo’s 2026 Annual Meeting of Shareholders, which was filed with the SEC on May 8, 2026. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement / prospectus and other relevant materials regarding the U.S. Merger to be filed with the SEC if and when they become available. These documents can be obtained free of charge from the sources indicated above in “Additional Information and Where to Find It” if and when they become available.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 5, 2026, by and between Criteo S.A. and Criteo Holdings, Inc.

2.2	Common Draft Terms of Cross-Border Merger, dated as of August 5, 2026, by and between Criteo S.A. and Criteo Holdings, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: August 5, 2026	By:	/s/ Richard van 't Hof
	Name:	Richard van 't Hof
	Title:	Daily Manager and Authorized Signatory